Exhibit 10.3

ASSUMPTION AGREEMENT, dated as of December 26, 2007, made by ADESA Dealer Services, LLC, an Indiana limited liability company, Automotive Finance Consumer Division, LLC, an Indiana limited liability company, ADESA Pennsylvania, LLC, a Pennsylvania limited liability company, Dent Demon, LLC, an Indiana limited liability company, Zabel & Associates, Inc., a North Dakota corporation, Sioux Falls Auto Auction, Inc., a South Dakota corporation, and Tri-State Auction Co., Inc., a North Dakota corporation (collectively, the “Additional Grantors”), in favor of Bear Stearns Corporate Lending Inc., as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

RECITALS

A. KAR HOLDINGS, INC., KAR HOLDINGS II, LLC, the Lenders, other agents party thereto and the Administrative Agent have entered into that certain Credit Agreement, dated as of April 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

B. In connection with the Credit Agreement, KAR HOLDINGS, INC., KAR HOLDINGS II, LLC, and certain of their Affiliates (other than the Additional Grantors) have entered into that certain Guarantee and Collateral Agreement, dated as of April 20, 2007 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) in favor of the Administrative Agent for the benefit of the Secured Parties;

C. The Credit Agreement requires the Additional Grantors to become parties to the Guarantee and Collateral Agreement; and

D. The Additional Grantors have agreed to execute and deliver this Assumption Agreement in order to become parties to the Guarantee and Collateral Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, each of the Additional Grantors, as provided in Section 8.14 of the Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly guarantees the Borrower Obligations (as defined in the Guarantee and Collateral Agreement) as set forth in Section 2 thereof, grants the Administrative Agent, for the benefit of the Secured Parties, a security interest in its property as set forth in Section 3 thereof, and assumes all other obligations and liabilities of a Grantor set forth therein. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 1, 2, 3, and 6 to the Guarantee and Collateral Agreement. Each of the Additional Grantors hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement, as they relate to such Additional Grantor, is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 8.1, 8.3, 8.4, 8.5, 8.7, 8.8, 8.9, 8.10, 8.12, 8.13 AND 8.16 OF THE GUARANTEE AND COLLATERAL AGREEMENT SHALL APPLY WITH LIKE EFFECT TO THIS ASSUMPTION AGREEMENT, AS FULLY AS IF SET FORTH AT LENGTH HEREIN.

IN WITNESS WHEREOF, the undersigned have caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

ADESA DEALER SERVICES, LLC

By:	/s/ Curtis L Phillips
Name:	Curtis L. Phillips
Title:	President and Chief Executive Officer

AUTOMOTIVE FINANCE CONSUMER DIVISION, LLC

By:	/s/ Margot EM Hanulak
Name:	Margot EM Hanulak
Title:	Executive vice President

ADESA PENNSYLVANIA, LLC

By:	/s/ James P. Hallett
Name:	James P. Hallett
Title:	President and Chief Executive Officer

DENT DEMON, LLC

By:	/s/ James P. Hallett
Name:	James P. Hallett
Title:	President and Chief Executive Officer

ZABEL & ASSOCIATES, INC.

By:	/s/ James P. Hallett
Name:	James P. Hallett
Title:	President and Chief Executive Officer

SIOUX FALLS AUTO AUCTION, INC.

By:	/s/ James P. Hallett
Name:	James P. Hallett
Title:	President and Chief Executive Officer

TRI-STATE AUCTION CO., INC.

By:	/s/ James P. Hallett
Name:	James P. Hallett
Title:	President and Chief Executive Officer

Annex I-A

to

Assumption Agreement

Schedule 1:

Name of Grantor	Notice Address
ADESA Dealer Services, LLC	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Automotive Finance Consumer Division, LLC	13085 Hamilton Crossing Blvd. Carmel, IN 46032

ADESA Pennsylvania, LLC	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Dent Demon, LLC	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Zabel & Associates, Inc.	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Sioux Falls Auto Auction, Inc.	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Tri-State Auction Co., Inc.	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Schedule 2:

Pledgor	Issuer	Class of Stock	Certificated (Y/N)	Certificate No.	Number of Shares/Interest	Percent of Equity Pledged
ADESA, Inc.	ADESA Dealer Services, LLC	N/A	Y	1	Sole Member	100%

ADESA Dealer Services, LLC	Automotive Finance Consumer Division, LLC	N/A	Y	1	Sole Member	100%

ADESA, Inc.	ADESA Pennsylvania, LLC	N/A	Y	1	Sole Member	100%

ADESA, Inc.	Dent Demon LLC	N/A	Y	1	Sole Member	100%

ADESA, Inc.	Zabel & Associates, Inc.	Common	Y	24	7,350	100%

Zabel &. Associates, Inc.	Sioux Falls Auto Auction, Inc.	Common	Y	9	4,500	100%

Zabel &. Associates, Inc.	Tri-State Auction Co., Inc.	Common	Y	10	321	100%

Schedule 3:

Exact Legal Name of Grantor	Jurisdiction of Organization	Organizational ID Number	Location of Chief Executive Office
ADESA Dealer Services, LLC	Indiana	2007100400331	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Automotive Finance Consumer Division, LLC	Indiana	2007100400334	13085 Hamilton Crossing Blvd. Carmel, IN 46032

ADESA Pennsylvania, LLC	Pennsylvania	3759485	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Dent Demon, LLC	Indiana	2007120400444	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Zabel & Associates, Inc.	North Dakota	11541400	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Sioux Falls Auto Auction, Inc.	South Dakota	DB029642	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Tri-State Auction Co., Inc.	North Dakota	2016900	13085 Hamilton Crossing Blvd. Carmel, IN 46032

Schedule 6:

III. Trademarks and Trademark Licenses:

Jurisdiction	Trademark	Registration No. (App. No.)	Reg. Date (App. Date)	Record Owner	Status/ Comments
United States	AFCD	(77/355,964)	(December 19, 2007)	Automotive Finance Consumer Division, LLC	Pending

United States	AFCD and Design	(77/355,950)	(December 19, 2007)	Automotive Finance Consumer Division, LLC	Pending

DISCLOSED DOMAIN NAMES

Domain	Record Owner	Expiration Date
MYAFCD.COM	Automotive Finance Consumer Division, LLC	11/20/2012

YOURDEALERDMS.COM	Automotive Finance Consumer Division, LLC	11/20/2012

BESTDEALERSOLUTIONS.COM	Automotive Finance Consumer Division, LLC	11/20/2012

DEALERDMSONLINE.COM	Automotive Finance Consumer Division, LLC	11/20/2012

MYNEWHORIZONONLINE.COM	Automotive Finance Consumer Division, LLC	11/20/2012

MYDEALERDMS.COM	Automotive Finance Consumer Division, LLC	11/20/2012

MYAFCDONLINE.COM	Automotive Finance Consumer Division, LLC	11/20/2012

MYDMSPRO.COM	Automotive Finance Consumer Division, LLC	11/20/2012

AFCDONLINE.COM	Automotive Finance Consumer Division, LLC	11/20/2012

YOURDEALERSOLUTIONS.COM	Automotive Finance Consumer Division, LLC	11/20/2012

AFCDMS.com	Automotive Finance Consumer Division, LLC	11/20/2012

AFCDDMS.com	Automotive Finance Consumer Division, LLC	12/20/2012

myafcd.net	Automotive Finance Consumer Division, LLC	11/26/2012

yourdealerdms.net	Automotive Finance Consumer Division, LLC	11/26/2012

bestdealersolutions.net	Automotive Finance Consumer Division, LLC	11/26/2012

dealerdmsonline.net	Automotive Finance Consumer Division, LLC	11/26/2012

mynewhorizononline.net	Automotive Finance Consumer Division, LLC	11/26/2012

mydealerdms.net	Automotive Finance Consumer Division, LLC	11/26/2012

myafcdonline.net	Automotive Finance Consumer Division, LLC	11/26/2012

mydmspro.net	Automotive Finance Consumer Division, LLC	11/26/2012

afcdonline.net	Automotive Finance Consumer Division, LLC	11/26/2012

yourdealersolutions.net	Automotive Finance Consumer Division, LLC	11/26/2012

afcdms.net	Automotive Finance Consumer Division, LLC	11/26/2012

afcddms.net	Automotive Finance Consumer Division, LLC	12/20/2012